SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road
Laurel, Mississippi		39443

(Address of principal executive offices)		(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On April 27, 2007, the Registrant entered into a First Amendment to its November 17, 2005 Credit Agreement with Harris N.A., individually and as Administrative Agent for SunTrust Bank, AmSouth Bank, U.S. Bank National Association, Regions Bank and Trustmark National Bank. The Credit Agreement was filed as Exhibit 10.1 to, and was described in, the Registrant’s Current Report on Form 8-K filed November 23, 2005.
     The First Amendment made the following changes to the Credit Agreement:
•	It reallocated Regions Bank’s participation in the credit facility in light of its merger with AmSouth Bank;

•	It increased the credit available under the facility from $200 million to $225 million;

•	It added an additional bank (ING Capital LLC) to the participating banks;

•	It amended the covenant requiring a minimum debt to total capitalization ratio to increase the ratio to 55% during 2008 and 2009;

•	It reset the net worth covenant as negotiated by the Registrant and the banks; and

•	It extended the expiration date of the credit facility to April 1, 2012.
     Copies of the First Amendment and the related Guarantors’ Acknowledgment are filed as Exhibit 10.1 to this report and are incorporated herein by reference. The descriptions above are summaries of the First Amendment and the Guarantors’ Agreement and are qualified in their entirely by the complete text of those agreements. Under the terms of the First Amendment, ING Capital LLC also became a party to the Intercreditor Agreement among the participating banks, which was filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed November 23, 2005.
     Some of the lenders under the credit facility or their affiliates have, or may have in the future, various relationships with the Registrant and its affiliates involving the provision of financial services. As of the date of this report, the following such relationships exist: Trustmark National Bank is the trustee of the Employee Stock Ownership Plan and Trust of Sanderson Farms, Inc. and Affiliates and, from time to time, the Registrant may have one or more regular deposit accounts with Regions Bank. In addition, one of the Registrant’s directors, Toni D. Cooley, is a director of Trustmark National Bank.
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated April 27, 2007, among Sanderson Farms, Inc. and Harris N.A., Individually and as Agent for the Banks defined therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANDERSON FARMS, INC.
(Registrant)

Date: May 1, 2007	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated April 27, 2007, among Sanderson Farms, Inc. and Harris N.A., Individually and as Agent for the Banks defined therein.